EXHIBIT 23.1




                           CONSENT OF INDEPENDENT AUDITORS


          The Board of Directors
          ICG Communications, Inc.:

          We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the propectus.


                                             /s/ KPMG LLP


          Denver, Colorado
          March 30, 1999